UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_____________________________________

SCHEDULE 14A
(Rule 14a-101)

_____________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☒	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to §240 14a-12

TIBERIUS ACQUISITION CORPORATION

(Name of Registrant as Specified in its Charter)

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TIBERIUS ACQUISITION CORPORATION
3601 N Interstate 10 Service Rd W
Metairie, Louisiana 70002

To the Stockholders of Tiberius Acquisition Corporation:

You are cordially invited to attend the 2019 annual meeting of stockholders (the “Annual Meeting”) of Tiberius Acquisition Corporation. (the “Company”) to be held on Monday, December 23, 2019 at 10:30 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105 to consider and vote upon the following proposals:

1.      To elect four directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2021 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection by our audit committee of Marcum LLP to serve as our independent registered public accounting firm for the year ending December 31, 2019; and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR AND “FOR” THE RATIFICATION OF MARCUM LLP TO SERVE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board has fixed the close of business on November 15, 2019 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof.

Your vote is important. You are requested to carefully read the proxy statement and accompanying Notice of Annual Meeting for a more complete statement of matters to be considered at the Annual Meeting.

By Order of the Board,

/s/ Michael T. Gray

Executive Chairman and Chief Executive Officer

This proxy statement is dated December 9, 2019
and is being mailed with the form of proxy on or shortly after December 10, 2019

IMPORTANT

Whether or not you expect to attend the Annual Meeting, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly, or follow the instructions contained in the proxy card or voting instructions. If you grant a proxy, you may revoke it at any time prior to the Annual Meeting or vote in person at the Annual Meeting.

PLEASE NOTE: If your shares are held in street name, your broker, bank, custodian, or other nominee holder cannot vote your shares in the election of directors unless you direct the nominee holder how to vote, by returning your proxy card or by following the instructions contained on the proxy card or voting instruction form, or submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

TIBERIUS ACQUISITION CORPORATION
3601 N Interstate 10 Service Rd W
Metairie, Louisiana 70002

NOTICE OF 2019 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 23, 2019

To the Stockholders of Tiberius Acquisition Corporation:

NOTICE IS HEREBY GIVEN that the 2019 annual meeting of stockholders (the “Annual Meeting”) of Tiberius Acquisition Corporation, a Delaware corporation (the “Company”), will be held on Monday, December 23, 2019 at 10:30 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, to consider and vote upon the following proposals:

1.      To elect four directors to serve as Class I directors on the Company’s Board of Directors (the “Board”) until the 2021 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ending December 31, 2019; and

3.      Such other matters as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

Only stockholders of record of the Company as of the close of business on November 15, 2019 are entitled to notice of, and to vote at, the Annual Meeting or any adjournment or postponement thereof. Each share of common stock entitles the holder thereof to one vote.

Your vote is important. Proxy voting permits stockholders unable to attend the Annual Meeting to vote their shares through a proxy. By appointing a proxy, your shares will be represented and voted in accordance with your instructions. You can vote your shares by completing and returning your proxy card, or submit your proxy by telephone, fax, or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. Proxy cards that are signed and returned but do not include voting instructions will be voted by the proxy as recommended by the Board. You can change your voting instructions or revoke your proxy at any time prior to the Annual Meeting by following the instructions included in this proxy statement and on the proxy card.

Even if you plan to attend the Annual Meeting in person, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date to ensure that your shares will be represented at the Annual Meeting if you are unable to attend. You are urged to review carefully the information contained in the enclosed proxy statement prior to deciding how to vote your shares. You may also access our proxy materials at the following website: http://www.tiberiusco.com/proxy-materials-2019-annual-meeting/.

By Order of the Board,

/s/ Michael T. Gray

Executive Chairman and Chief Executive Officer

i

TIBERIUS ACQUISITION CORPORATION.
3601 N Interstate 10 Service Rd W
Metairie, Louisiana 70002

PROXY STATEMENT

2019 ANNUAL MEETING OF STOCKHOLDERS
To be held on Monday, December 23, 2019, at 10:30 a.m., local time at the offices of Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas, 11th Floor
New York, New York 10105

QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS

Why did you send me this proxy statement?

This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or “Board”) of Tiberius Acquisition Corporation., a Delaware corporation (the “Company,” “we,” us,” and “our”), for use at the annual meeting of stockholders (the “Annual Meeting”) to be held on Monday, December 23, 2019 at 10:30 a.m., local time, at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Annual Meeting. This proxy statement and the enclosed proxy card were first sent to the Company’s stockholders on or about December 10, 2019.

What is included in these materials?

These materials include:

•        This Proxy Statement for the Annual Meeting; and

•        The Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission (the “SEC”) on March 26, 2019.

What proposals will be addressed at the Annual Meeting?

Stockholders will be asked to consider the following proposals at the Annual Meeting:

1.      To elect four directors to serve as Class I directors on the Board until the 2021 annual meeting of stockholders or until their successors are elected and qualified;

2.      To ratify the selection by our audit committee of Marcum LLP (“Marcum”) to serve as our independent registered public accounting firm for the year ending December 31, 2019; and

3.      to transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

We will also consider any other business that properly comes before the Annual Meeting.

How does the Board of Directors recommend that I vote?

Our Board of Directors unanimously recommends that stockholders vote “FOR” each nominee for Director and “FOR” the ratification of the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Who may vote at the Annual Meeting of stockholders?

Stockholders who owned shares of the Company’s common stock, par value $.0001 per share, as of the close of business on November 15, 2019 are entitled to vote at the Annual Meeting. As of the Record Date, there were 21,562,500 shares of our common stock issued and outstanding.

How many votes must be present to hold the Annual Meeting?

Your shares are counted as present at the Annual Meeting if you attend the Annual Meeting and vote in person, if you properly submit your proxy or if your shares are registered in the name of a bank or brokerage firm and you do not provide voting instructions and such bank or broker casts a vote on the ratification of our independent registered public accounting firm. On November 15, there were 21,562,500 shares of the Company’s common stock outstanding and entitled to vote. In order for us to conduct the Annual Meeting, a majority of our outstanding shares of common stock entitled to vote at the Annual Meeting must be present at the Annual Meeting. This is referred to as a quorum. Consequently, 10,781,251 shares of common stock must be present at the Annual Meeting to constitute a quorum.

How many votes do I have?

Each share of common stock is entitled to one vote on each matter that comes before the Annual Meeting. Information about the stock holdings of our directors and executive officers is contained in the section of this Proxy Statement entitled “Security Ownership of Certain Beneficial Owners and Management.”

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Stockholder of Record.    If your shares are registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.

Beneficial Owner of Shares Held in Street Name.    If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account. Those instructions are contained in a “vote instruction form.”

What is the proxy card?

The proxy card enables you to appoint Michael T. Gray, our Executive Chairman and Chief Executive Officer, and Bryce Quin, our Chief Financial Officer, as your representatives, at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Gray and Mr. Quin to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card before the Annual Meeting date in case your plans change. If a proposal comes up for vote at the Annual Meeting that is not on the proxy card, the proxies will vote your shares, under your proxy, according to their best judgment.

If I am a stockholder of record of the Company’s shares, how do I vote?

There are two ways to vote:

•        In person.    If you are a stockholder of record, you may vote in person at the Annual Meeting. The Company will give you a ballot when you arrive.

•        By Mail.    You may vote by proxy by filling out the proxy card and sending it back in the envelope provided.

If I am a beneficial owner of shares held in street name, how do I vote?

There are three ways to vote:

•        In person.    If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the brokerage firm, bank, broker-dealer or other similar organization that holds your shares. Please contact that organization for instructions regarding obtaining a legal proxy.

•        By mail.    You may vote by proxy by filling out the vote instruction form and sending it back in the envelope provided by your brokerage firm, bank, broker-dealer or other similar organization that holds your shares.

•        By telephone or over the Internet.    You may vote by proxy by submitting your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card. This is allowed if you hold shares in street name and your bank, broker or other nominee offers those alternatives. Although most banks, brokers and other nominees offer these voting alternatives, availability and specific procedures vary.

Will my shares be voted if I do not provide my proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Annual Meeting, your shares may only be voted by your brokerage firm for the ratification of our independent registered public accounting firm.

Brokers are prohibited from exercising discretionary authority on non-routine matters. The election of Class I directors is considered a non-routine matter, and therefore brokers cannot exercise discretionary authority regarding this proposal for beneficial owners who have not returned proxies to the brokers (so-called “broker non-votes”). In the case of broker non-votes, and in cases where you abstain from voting on a matter when present at the Annual Meeting and entitled to vote, those shares will still be counted for purposes of determining if a quorum is present.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast at the Annual Meeting. Abstentions will have no effect on the outcome of the vote this proposal, assuming that a quorum is present.

What vote is required to ratify the selection by our audit committee of Marcum as our independent registered public accounting firm?

Approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of the majority of the votes cast by the stockholders present in person or represented by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on the outcome of the vote on this proposal, assuming that a quorum is present.

Can I change my vote after I have voted?

You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by attending the Annual Meeting and voting in person if you are a stockholder of record. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request that your prior proxy be revoked by delivering to the Company’s Chief Executive Officer at 3601 N Interstate 10 Service Rd W, Metairie, Louisiana 70002 a written notice of revocation prior to the Annual Meeting.

Please note, however, that if your shares are held of record by a brokerage firm, bank or other nominee, you must instruct your broker, bank or other nominee that you wish to change your vote by following the procedures on the voting form provided to you by the broker, bank or other nominee. If your shares are held in street name, and you wish to attend the Annual Meeting and vote at the Annual Meeting, you must bring to the Annual Meeting a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

What happens if I do not indicate how to vote my proxy?

If you sign your proxy card without providing further instructions, your shares will be voted “FOR” all the director nominees and “FOR” the ratification of Marcum to serve as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

Is my vote kept confidential?

Proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.

Where do I find the voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Annual Meeting.

Who bears the cost of soliciting proxies?

The Company will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. In addition to solicitations by mail, the Company, through its directors and officers, may solicit proxies in person, by telephone or by electronic means. Such directors and officers will not receive any special remuneration for these efforts.

Who are the sponsors of the Company?

References throughout this proxy statement to our sponsor are to Lagniappe Ventures LLC Lagniappe Ventures LLC, a Delaware limited liability company. Michael T. Gray, our Executive Chairman and Chief Executive Officer, is the managing member of Lagniappe Ventures LLC, our sponsor. Consequently, Mr. Gray may be deemed the beneficial owner of the founder shares held by our sponsor, Mr. Gray has sole voting and dispositive control over such securities.

Who can help answer my questions?

You can contact our Chief Financial Officer, Bryce Quin at (504) 457-3869 or by sending a letter to Mr. Quin at the offices of the Company at 3601 N Interstate 10 Service Rd W, Metairie, Louisiana 70002 with any questions about the proposals described in this proxy statement or how to execute your vote.

THE ANNUAL MEETING

We are furnishing this proxy statement to you as a stockholder of Tiberius Acquisition Corporation. as part of the solicitation of proxies by our Board for use at our Annual Meeting to be held on Monday, December 23, 2019, or any adjournment or postponement thereof.

Date, Time, Place and Purpose of the Annual Meeting

The Annual Meeting will be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York 10105, on Monday, December 23, 2019, at 10:30 a.m., local time. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this proxy statement:

•        To elect four directors to serve as Class I directors on the Board until the 2021 annual meeting of stockholders or until their successors are duly elected and qualified; and

•        To ratify the selection by our audit committee of Marcum to serve as our independent registered public accounting firm for the year ending December 31, 2019.

Record Date, Voting and Quorum

Our Board fixed the close of business on November 15, 2019, as the Record Date for the determination of holders of our outstanding common stock entitled to notice of and to vote on all matters presented at the Annual Meeting. As of the record date, there were 21,562,500 shares of the Company’s common stock issued and outstanding and entitled to vote. Each share of common stock entitles the holder thereof to one vote.

The holders of 10,781,251 shares of common stock entitled to vote, present in person or represented by proxy at the Annual Meeting, constitute a quorum.

Required Vote

The affirmative vote of a plurality of the votes cast at the Annual Meeting by the holders of common stock of the Company entitled to vote in the election directors is required to elect directors.

The approval of the proposal to ratify the selection of Marcum as our independent registered public accounting firm requires the affirmative vote of a majority of the votes cast on the matter by holders of the common stock of the Company present in person or represented by proxy and entitled to vote on this matter at the Annual Meeting.

Voting

You can vote your shares at the Annual Meeting by proxy or in person.

You can vote by proxy by having one or more individuals who will be at the Annual Meeting vote your shares for you. These individuals are called “proxies” and using them to cast your ballot at the Annual Meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate the Chief Executive Officer and the Chief Financial Officer to act as your proxy at the Annual Meeting. One of them will then vote your shares at the Annual Meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) or postponement(s) of the Annual Meeting.

Alternatively, you can vote your shares in person by attending the Annual Meeting. You will be given a ballot at the Annual Meeting.

While we know of no other matters to be acted upon at this year’s Annual Meeting, it is possible that other matters may be presented at the Annual Meeting. If that happens and you have signed and not revoked a proxy card, your proxy will vote on such other matters in accordance with the best judgment of Mr. Gray and Mr. Quin.

A special note for those who plan to attend the Annual Meeting and vote in person: if your shares are held in the name of a broker, bank or other nominee, you must bring a statement from your brokerage account or a letter from the person or entity in whose name the shares are registered indicating that you are the beneficial owner of those shares as of the record date. In addition, you will not be able to vote at the Annual Meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving the Board your proxy means you authorize it to vote your shares at the Annual Meeting in the manner you direct. You may vote for or withhold your vote for each nominee or proposal or you may abstain from voting. All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the election of each nominee for Director and “FOR” the ratification of the selection of Marcum as our independent registered public accounting firm and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the Annual Meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our Chief Financial Officer, Bryce Quin at 504-457-3869.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the Annual Meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the Annual Meeting. A proxy may be revoked by filing with our Chief Executive Officer (Tiberius Acquisition Corporation, 3601 N Interstate 10 Service Rd W, Metairie, Louisiana 70002) either (i) a written notice of revocation bearing a date later than the date of such proxy or (ii) a subsequent proxy relating to the same shares, or (iii) by attending the Annual Meeting and voting in person.

Simply attending the Annual Meeting will not constitute revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests we may invite may attend the Annual Meeting. If you wish to attend the Annual Meeting in person but you hold your shares through someone else, such as a broker, you must bring proof of your ownership and identification with a photo at the Annual Meeting. For example, you may bring an account statement showing that you beneficially owned shares of Tiberius Acquisition Corporation as of the record date as acceptable proof of ownership. In addition, you must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees.

We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we (through our directors and officers) anticipate making such solicitation directly. The solicitation of proxies by mail may be supplemented by telephone and personal solicitation by officers, directors and other employees of the Company, but no additional compensation will be paid to such individuals.

No Right of Appraisal

Neither Delaware law nor our amended and restated certificate of incorporation provide for appraisal or other similar rights for dissenting stockholders in connection with any of the proposals to be voted upon at the Annual Meeting. Accordingly, our stockholders will have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Annual Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting. If other matters do properly come before the Annual Meeting, or at any adjournment(s) or postponement(s) of the Annual Meeting, we expect that shares of our common stock, represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Offices

Our principal executive offices are located at Tiberius Acquisition Corporation., 3601 N Interstate 10 Service Rd W, Metairie, Louisiana 70002. Our telephone number at such address is (504) 457-3869.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Officers

The directors and executive officers of the Company are as follows:

Name	Age	Title
Michael T. Gray	59	Executive Chairman and Chief Executive Officer
Andrew J. Poole	38	Chief Investment & Director
Bryce Quin	36	Chief Financial Officer
C. Allen Bradley, Jr.	68	Director
Senator E. Benjamin Nelson	78	Director
John D. Vollaro	75	Director
John W. Hayden	62	Director
Michael Millhouse	64	Director

Michael T. Gray, our Executive Chairman and Chief Executive Officer since inception, has over 30 years of leadership experience in the insurance industry. He is the principal executive and President of The Gray Insurance Company, a middle-market property and casualty insurance company with an A.M. Best credit rating of ‘A-’. Mr. Gray became President of The Gray Insurance Company in 1996. In addition to his role at The Gray Insurance Company, Mr. Gray is Chairman of the Board of the Louisiana Insurance Guaranty Association since 2008 (Director since 1995), Director of the American Insurance Association since 2011, Director of the Property Casualty Insurers Association of America since 2010, Director of the Tulane University Family Business Center Advisory Council since 2008 and, from 1999 to 2003, served on the Board of Directors at the Argo Group International Holdings (Nasdaq: AGII), a global property and casualty, specialty insurance, and reinsurance products provider. Mr. Gray was the Chairman of the Board of Family Security, a personal lines/homeowners insurance company, in which The Gray Insurance Company held an ownership interest from 2013 to 2015. This culminated in the sale of the company, which Mr. Gray led, to United Insurance Holding Corporation (Nasdaq: UIHC). The parent of The Gray Insurance Company, Gray & Company, has acquired or developed several business under Mr. Gray’s guidance, including title insurance, oil production and exploration facilities, technology development and real estate. Mr. Gray holds a B.A. from Southern Methodist University and an MBA from Tulane University. We believe Mr. Gray is qualified to serve on our Board due to his leadership credentials, operational experience, deep knowledge of, and connections in, the insurance industry, and because we believe he is uniquely qualified to lead our efforts in sourcing, assessing, closing on and adding value to a target company in the Insurance sector.

Andrew J. Poole, our Chief Investment Officer and Director since December 2017, has over 14 years of diversified insurance company investment experience with a focus on analyzing public insurance companies. Currently an investment consultant at The Gray Insurance Company since 2015, his analytical work on insurance companies includes significant financial statement analysis and on-site due diligence with management teams, valuation and modeling of public securities across the capital structure, high degree of efficiency in data interpretation and reserve analysis and an in depth understanding of insurance markets and financial markets and economics broadly. Mr. Poole’s most recent role prior to joining The Gray Insurance Company was as a Partner and Portfolio Manager at Scoria Capital Partners, LP, a long/short equity hedge fund, where he managed a portion of the firm’s capital including insurance sector investments from 2013 to 2015. His responsibilities included position sourcing and idea generation, fundamental research, risk management and overall investment portfolio construction for the insurance sector. Prior to Scoria, Mr. Poole held various positions at Diamondback Capital Management from 2005 to 2012 (including Portfolio Manager from 2011 onwards) and SAC Capital from 2004 to 2005, both multi-strategy multi-manager cross capital structure long/short hedge funds. Earlier, Mr. Poole started his career at Swiss Re (SEVEN: SREN) working in facultative property placements in 2003. Mr. Poole was on the Board of Family Security, a personal lines/homeowners insurance company, and worked alongside Michael T. Gray in that capacity from 2013 until 2015. He also served on the risk and reinsurance committees of Family Security working closely with management on rate filings, regulatory matters, strategy, marketing and reinsurance placements from 2013 to 2015. Mr. Poole holds a B.A. from The George Washington University. We believe Mr. Poole is qualified to serve on our Board due to his background in investment management of insurance investments, his extensive public company insurance valuation expertise, his deep knowledge of the insurance industry and his ability to guide public company insurance ongoing needs.

Bryce Quin, CPA our Chief Financial Officer since inception, has worked for the Gray & Company family of companies since 2003. He has served as Accounting Manager for The Gray Insurance Company since 2007 and maintains and reports on the results and balance of its investment portfolio of The Gray Insurance Company. Additionally, Mr. Quin has been a member of the Gray & Company Investment Committee since its inception in 2013. He has experience analyzing investment opportunities in the insurance industry, the oil and gas sector and commercial property development. Mr. Quin holds an M.B.A. with a Finance Concentration from the University of New Orleans and a B.S. in Accounting from the University of New Orleans.

C. Allen Bradley, Jr., has been serving as a director of ours since March 2018. Mr. Bradley has over 30 years of insurance underwriting, legal and public company executive leadership experience. He served as Chairman of the Board of Amerisafe, Inc. (NASDAQ: AMSF) from 2005 until 2016 and was, concurrently, Chief Executive Officer from 2003 until 2015. Amerisafe, Inc. is a specialty provider of workers’ compensation insurance focused on small to mid-sized employers engaged in hazardous industries. Mr. Bradley served as President from 2002 until 2010 and also a Director from 2003 to 2016. He joined Amerisafe in 1994 and in addition to the positions described above, Mr. Bradley has served in various other executive capacities, including General Counsel, Chief Operating Officer, and Secretary. He has also managed various departments of the company, including underwriting operations and safety services. Prior to joining Amerisafe, Inc. from 1992 to 1994, Mr. Bradley was engaged in the private practice of law. From 1984 to 1992, Mr. Bradley served as a member of the Louisiana House of Representatives. He chaired the House Committee on Civil Law and Procedure from 1989 to1992 and the Rural Caucus from 1990 to1992. Mr. Bradley served as a member of the Board of Directors of the National Council of Compensation Insurance from 2012 to 2016. Mr. Bradley is a graduate of Southeastern Louisiana University in Hammond, Louisiana with a Juris Doctorate from Louisiana State University in Baton Rouge, Louisiana. We believe that Mr. Bradley is qualified to serve on our Board because of his extensive executive management experience, operational and regulatory experience, and his experience in the areas of finance and insurance.

Senator E. Benjamin Nelson, has been serving a director of ours since March 2018. Since 2016 he has been an attorney in private practice and a strategic partner at HBW Resources, a consulting and advocacy firm. Senator Nelson has over 40 years of insurance, regulatory, government and leadership experience. From 2013 to 2016, Senator Nelson was Chief Executive Officer of the National Association of Insurance Commissioners (NAIC), the U.S. standard setting and regulatory support organization created and governed by the chief insurance regulators from the 50 states, the District of Columbia and five U.S territories. From 2001 to 2013, Senator Nelson served two terms representing the State of Nebraska in the U.S. Senate and was a member of the Senate Agriculture Committee and the Senate Armed Services Committee. Among his many distinguished accomplishments, Senator Nelson was instrumental in gaining passage of the Terrorism Risk Insurance Act (TRIA), which provided a “backstop” for catastrophic insurance losses resulting from acts of terrorism. Earlier in his career, Senator Nelson was Governor of Nebraska (1990 to 1998) where he led the state to eight straight balanced budgets. Senator Nelson has extensive experience in the insurance sector and started his career in insurance law. In addition to his service at the NAIC, he served as Chief Executive Officer of the Central National Insurance Group and was the Director of the Nebraska Department of Insurance. Currently, Senator Nelson serves on the Board of Directors of Behlen Manufacturing Corporation as well as a founding board member of the National Strategic Research Institute. Senator Nelson earned a Juris Doctorate, as well as a bachelor’s and master’s degree from the University of Nebraska in Lincoln, Nebraska. He also received the 2011 Distinguished Alumni Award from the University of Nebraska College of Law and an honorary doctor of letters from the University of Nebraska in 2013.We believe that Senator Nelson is qualified to serve on our Board because of his extensive experience in insurance law and regulatory matters, and leadership positions in the insurance industry.

John D. Vollaro, has been a director of ours since March 2018. Mr. Vollaro has over 40 years of insurance financial and public company executive leadership experience. He has been a Senior Advisor of Arch Capital Group Ltd. (NASDAQ: ACGL) since 2009 and has served as a director of Arch Capital Group Ltd. since 2009. He was Executive Vice President and Chief Financial Officer of Arch Capital Group Ltd. from 2002 to 2009 and Treasurer from 2002 to 2009. Arch Capital Group Ltd. is a global leader in providing specialty insurance and reinsurance solutions. Prior to joining Arch Capital Group Ltd., Mr. Vollaro acted as an independent consultant in the insurance industry since 2000. Prior to 2000, Mr. Vollaro was President and Chief Operating Officer of W.R. Berkley Corporation (NYSE: WRB), one of the nation’s major commercial lines property casualty insurance providers from

1996 to 2000 and a director from 1995 until 2000. Mr. Vollaro was Chief Executive Officer of Signet Star Holdings, Inc., a joint venture between W.R. Berkley Corporation and General Re Corporation, from 1993 to 1995. Mr. Vollaro served as Executive Vice President of W.R. Berkley Corporation from 1991 until 1993, Chief Financial Officer and Treasurer of W.R. Berkley Corporation from 1983 to 1993 and Senior Vice President of W.R. Berkley Corporation from 1983 to 1991.We believe that Mr. Vollaro is qualified to serve on our Board because of his financial background and extensive M&A, executive management and operating experience in the insurance industry.

John W. Hayden, has been a director of ours since March 2018. Mr. Hayden has over 30 years of insurance underwriting and public company executive leadership experience. He was President and Chief Executive Officer of The Midland Company from 1996 to 2008, when it was sold to Munich Reinsurance (XETRA: MUV2.GR). He joined The Midland Company (NASDAQ: MLAN), a provider of specialty insurance products and services, in 1981. Mr. Hayden held positions of increasing responsibility throughout the company including Policy Administration, Product Design and Pricing, Sales and Marketing before becoming President and Chief Executive Officer of American Modern Insurance Group in 1991, a Midland subsidiary company. He was named President and Chief Executive Officer of The Midland Company in 1996. In 2008, The Midland Company was sold to Munich Reinsurance, one of the world’s leading players in the primary insurance and reinsurance industries, and Mr. Hayden served as President of Specialty Insurance at Munich Re America until his retirement in 2010. He is currently active in the private equity arena and serves as President and Chief Executive Officer of CJH Consulting. Mr. Hayden served as a Director of The Midland Company from 1991 to 2008 and is currently on the Board of Directors of ABR Re, a position he has held since 2015. Mr. Hayden also sits on the Board of Directors of The E.W. Scripps Company (NYSE: SSP), a media brand portfolio company since 2008, Hauser Private Equity since 2014, and Ohio National Financial Services, Inc. and certain affiliates since 1999. Mr. Hayden is a graduate of Northwestern University in Evanston, Illinois with an M.B.A. from Miami University in Oxford, Ohio. We believe that Mr. Hayden is qualified to serve on our Board of Directors because of his extensive private investment and executive management experience, and his experience in the areas of finance and insurance.

Michael Millhouse, has been a director of ours since May 2018. Mr. Millhouse has extensive experience in financing, investment and the insurance industry. Since 2015, he has been the President of Pinnacle Investment Consulting, LLC, a company focusing on providing investment consulting services to insurance companies. From 2003 to 2015, Mr. Millhouse served as Chief Investment Officer – Fixed Income at Chicago Equity Partners, where he managed fixed income portfolios for major funds. He also held a number of managerial positions at Loomis, Sayles & Co. from 1991 to 2002 and Wells Fargo from 1983 to 1991. Mr. Millhouse started his career at the Trust Investment Administration department of Lincoln National Life Insurance Co. He received a B.S. degree in Finance and a Master’s degree in Business Administration from Indiana University. Mr. Millhouse is also a Chartered Financial Analyst and a Certified Investment Counselor. He is well-qualified to serve on the Board given his financial and management background and insurance industry experience.

Corporate Governance

Number and Terms of Office of Officers and Directors

We currently have seven directors. Our Board of Directors is divided into two classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual meeting of stockholders) serving a two-year term. The term of office of Class I directors, consisting of Messrs. Bradley, Nelson, Hayden, and Millhouse will expire at the first Annual Meeting. The term of office of Class II directors, consisting of Messrs. Gray, Poole and Vollaro will expire at the 2020 annual meeting of stockholders.

Our officers are elected by the Board of Directors and serve at the discretion of the Board of Directors, rather than for specific terms of office. Our Board of Directors is authorized to appoint persons to the offices set forth in our bylaws as it deems appropriate. Our bylaws provide that our officers may consist of a Chief Executive Officer, President, Chief Financial Officer, Vice Presidents, Secretary, Assistant Secretaries, Treasurer and such other offices as may be determined by the Board of Directors.

Committee Membership, Meetings and Attendance

We currently have the following standing committees: the audit committee and the compensation committee. Each of the standing committees of the Board of Directors is comprised entirely of independent directors.

During the fiscal year ended December 31, 2018:

•        the Board held four meeting and acted by unanimous written consent in lieu of a meeting once;

•        fourmeetings of the audit committee were held; and

•        no meeting of the compensation committee was held.

Each of our incumbent directors attended or participated in at least 75% of the meetings of the Board of Directors and the respective committees of which he is a member held during the period such incumbent director was a director during the fiscal year ended December 31, 2018.

We encourage all of our directors to attend our annual meetings of stockholders. This Annual Meeting will be the first annual meeting of stockholders of the Company.

Audit Committee

We have established an audit committee of the board of directors. Messrs. Bradley, Nelson and Vollaro are serving as members of our audit committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Messrs. Bradley, Nelson and Vollaro meet the independent director standard under NASDAQ listing standards and under Rule 10-A-3(b)(1) of the Exchange Act.

Each member of the audit committee is financially literate and our board of directors has determined that Mr. Vollaro qualifies as an “audit committee financial expert” as defined in applicable SEC rules.

We have adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures;

•        reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear hiring policies for employees or former employees of the independent auditors;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations;

•        obtaining and reviewing a report, at least annually, from the independent auditors describing (i) the independent auditor’s internal quality-control procedures and (ii) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within, the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the Board of Directors. Messrs. Hayden and Nelson. serve as members of our compensation committee. Under the NASDAQ listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Messrs. Hayden and Nelson meet the independent director standard under NASDAQ listing standards applicable to members of the compensation committee.

We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer based on such evaluation in executive session at which the Chief Executive Officer is not present;

•        reviewing and approving the compensation of all of our other executive officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

Notwithstanding the foregoing, as indicated above, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to complete the consummation of a business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by NASDAQ and the SEC.

A copy of the compensation committee charter is available, free of charge, from the Company by writing to the Company’s Chief Executive Officer, 3601 N Interstate 10 Service Rd W, Metairie, Louisiana 70002.

Director Nominations

We do not have a standing nominating committee, though we intend to form a corporate governance and nominating committee as and when required to do so by law or NASDAQ rules. In accordance with Rule 5605 of the NASDAQ rules, a majority of the independent directors may recommend a director nominee for selection by the Board of Directors. The Board of Directors believe that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who shall participate in the consideration and recommendation of director nominees are Messrs. Bradley, Nelson and Vollaro. In accordance with Rule 5605 of the NASDAQ rules, all such directors are independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.

The Board of Directors will also consider director candidates recommended for nomination by our stockholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of stockholders (or, if applicable, a special meeting of stockholders). Our stockholders that wish to nominate a director for election to the Board should follow the procedures set forth in our bylaws.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the Board of Directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our stockholders.

Audit Committee Report*

The audit committee has reviewed and discussed our audited financial statements with management, and has discussed with our independent registered public accounting firm the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. Additionally, the audit committee has received the written disclosures and the letter from our independent registered public accounting firm, as required by the applicable requirements of the PCAOB, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. Based upon such review and discussion, the audit committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

Submitted by:

Audit committee of the Board of Directors
C. Allen Bradley

Senator E. Benjamin Nelson

John D. Vollaro

____________

*        The information contained in this Audit committee Report shall not be deemed to be “soliciting material” or “filed” or incorporated by reference in future filings with the SEC, or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that the Company specifically requests that the information be treated as soliciting material or specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act.

Board Leadership Structure and Role in Risk Oversight

Our Board recognizes that the leadership structure and combination or separation of the Chief Executive Officer and Executive Chairman roles is driven by the needs of the Company at any point in time. As a result, no policy exists requiring combination or separation of leadership roles and our governing documents do not mandate a particular structure. This has allowed our Board the flexibility to establish the most appropriate structure for the Company at any given time.

The Board is actively involved in overseeing our risk management processes. The Board focuses on our general risk management strategy and ensures that appropriate risk mitigation strategies are implemented by management. Further, operational and strategic presentations by management to the Board include consideration of the challenges and risks of our businesses, and the Board and management actively engage in discussion on these topics. In addition, each of the Board’s committees considers risk within its area of responsibility.

Compensation committee Interlocks and Insider Participation

None of our officers currently serves, and in the past year have not served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers, directors and persons who beneficially own more than ten percent of our common stock to file reports of ownership and changes in ownership with the SEC. These reporting persons are also required to furnish us with copies of all Section 16(a) forms they file. Based solely upon a review of such forms, we believe that during the year ended December 31, 2018 there were no delinquent filers.

Code of Ethics

We have adopted a Code of Ethics applicable to our directors, officers and employees. We have filed a copy of our Code of Ethics and our audit and compensation committee charters as exhibits to the registration statement filed in connection with our initial public offering. You can review these documents by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics will be provided without charge upon request from us. We intend to disclose any amendments to or waivers of certain provisions of our Code of Ethics in a Current Report on Form 8-K.

Executive Compensation

We have agreed to pay our Chief Investment Officer $12,500 per month until the earlier of our liquidation or the consummation of our initial business combination. None of our other executive officers or directors has received any cash (or non-cash) compensation for services rendered to us. Our sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our independent directors will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting, management or other fees from the combined company. All of these fees will be fully disclosed to stockholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our stockholders in connection with a proposed business combination. It is unlikely the amount of such compensation will be known at the time, because the directors of the post-combination business will be responsible for determining executive and director compensation. Any compensation to be paid to our officers will be determined by our compensation committee.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after the initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Director Independence

NASDAQ listing standards require that a majority of our board of directors be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors, would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our board of directors has determined that Messrs. Bradley, Nelson, Hayden and Vollaro are “independent directors” as defined in the NASDAQ listing standards and applicable SEC rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of November 15, 2019 based on information obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock, by:

•        each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•        each of our executive officers and directors that beneficially owns shares of our common stock; and

•        all our executive officers and directors as a group.

In the table below, percentage ownership is based on 21,562,500 shares of our common stock outstanding as of November 15, 2019. Voting power represents the combined voting power of common stock owned beneficially by such person. On all matters to be voted upon, the holders of the common stock vote together as a single class. The table below does not include the shares of common stock underlying the private placement warrants held or to be held by our officers or sponsor because these securities are not exercisable within 60 days of this report.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned	Approximate Percentage of Outstanding Common Stock
Lagniappe Ventures LLC	4,252,500	19.7%
Michael T. Gray(2)	4,252,500	19.7%
Andrew Pool(3)	—	*
Bryce Quin(3)	—	*
C. Allen Bradley, Jr.(3)	40,000	*
Senator E. Benjamin Nelson(3)	15,000	*
John D. Vollaro(3)	15,000	*
John W. Hayden(3)	15,000	*
Michael Millhouse(3)	—	*
All directors and executive officers as a group (eight individuals)	4,337,500	20.1%
Weiss Asset Management LP(4)	1,392,562	6.5%
Polar Asset Management Partners Inc.(5)	1,714,300	8.0%
Weiss Multi-Strategy Advisors LLC(6)	1,327,700	6.2%
HGC Investment Management Inc.(7)	1,348,200	6.3%
Linden Capital L.P.(8)	1,323,201	6.1%

____________

*        Less than 1%.

(1)      Unless otherwise noted, the business address of each of the following entities or individuals is 3601 N Interstate 10 Service Rd W, Metairie, LA 70002

(2)      These shares represent the founder shares held by our sponsor. Michael T. Gray, our Executive Chairman and Chief Executive Officer, is the managing member of Lagniappe Ventures LLC, our sponsor. Consequently, Mr. Gray may be deemed the beneficial owner of the founder shares held by our sponsor, Mr. Gray has sole voting and dispositive control over such securities.

(3)      Other than as set forth above none of our officers or directors owns any shares of our common stock. Each of Mr. Poole and Mr. Quin also has a pecuniary interest in shares of our common stock through their respective ownership of membership interests in our sponsor.

(4)      According to a Schedule 13G/A filed with the SEC on February 14, 2019, Weiss Asset Management L.P., BIP GP, WAM GP, and Andrew M. Weiss, Ph.D., each shares voting and dispositive power with respect to 1,392,562 shares of our common stock. Shares reported therein for BIP GP include shares beneficially owned by a private investment partnership (the “Partnership”) of which BIP GP is the sole general partner. Weiss Asset Management L.P. is the sole investment manager to the Partnership. WAM GP is the sole general partner of Weiss Asset Management L.P. Andrew Weiss is the managing member of WAM GP and BIP GP. Shares reported for WAM GP, Andrew Weiss and Weiss Asset Management L.P. include shares beneficially owned by the Partnership (and reported above for BIP GP).The business address for each of these reporting persons is 222 Berkeley St., 16th Floor, Boston, MA 02116.

(5)      According to a Schedule 13G filed with the SEC on February 11, 2019, Polar Asset Management Partners Inc. holds sole voting and dispositive power with respect to 1,714,300 shares of our common stock.  The business address for the reporting person is 401 Bay Street, Suite 1900, PO Box 19, Toronto, Ontario M5H 2Y4, Canada.

(6)      According to a Schedule 13G/A filed with the SEC on February 12, 2019, Weiss Multi-Strategy Advisers LLC shares voting and dispositive power with George A. Weiss with regard to 1,327,700 shares of our common stock. Such shares are owned by advisory clients of Weiss Multi-Strategy Advisers LLC and George Weiss is the managing member of Weiss Multi-Strategy Advisers LLC. The business address of each of the reporting persons is One State Street, 20th Floor, Hartford, CT 06103.

(7)      According to a Schedule 13G filed with the SEC on February 13, 2019, HGC Investment Management Inc. has voting and dispositive power with regard to 1,348,200 shares of our common stock. The business address of the reporting person is 366 Adelaide, Suite 601, Toronto, Ontario M5V 1R9, Canada.

(8)      According to a Schedule 13G filed with the SEC on October 18, 2019, Linden Advisors LP has shared dispositive power with Siu Min Wong with respect to 1,471,600 shares of common stock of the Company, and Linden Capital L.P. has shared dispositive power with Linden GP LLC with regard to 1,323,201 shares. Such shares are held for the account of Linden Capital L.P. and one or more separately managed accounts, and Siu Min Wong is the principal owner and controlling person of Linden Advisors LP and Linden GP LLC. The business address of the reporting persons is Victoria Place, 31 Victoria Street, Hamilton HM10, Bermuda, for Linden Capital L.P. and 590 Madison Avenue, 15th Floor, New York, New York 10022 for each of Linden Advisors LP, Linden GP LLC and Siu Min Wong.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

In December 2015, our sponsor purchased 4,312,500 founder shares for an aggregate purchase price of $25,000, or approximately $0.006 per share. In December 2017, the Sponsor transferred 15,000 founder shares to each of the Company’s independent director nominees. The number of founder shares issued was determined based on the expectation that such founder shares would represent 20.0% of the outstanding shares upon the completion of our public offering. The sponsor agreed to forfeit up to 562,500 founder shares to the extent that the over-allotment option was not exercised in full by the underwriters. As a result of the underwriters’ over-allotment exercise in full, no shares are currently subject to forfeiture.

Our sponsor purchased an aggregate of 4,500,000 warrants at a price of $1.00 per warrant ($4,500,000 in the aggregate) in a private placement that occurred simultaneously with the closing of our initial public offering. Each private placement warrant entitles the holder to purchase one share of our common stock at $11.50 per share. The private placement warrants (including the common stock issuable upon exercise of the private placement warrants) may not, subject to certain limited exceptions, be transferred, assigned or sold by it until 30 days after the completion of our initial business combination.

Our sponsor has extended a loan to the Company in the amount of $1,725,000, inclusive of $225,000 as a result of the exercise of the underwriter’s over-allotment option, which is non-interest bearing and will which will become due upon the completion of a Business Combination. In addition, in order to finance transaction costs in connection with an intended Business Combination, the sponsor or an affiliate of the sponsor or certain of the Company’s officers and directors may, but are not obligated to, loan the Company funds as may be required. In August 2019, we issued an unsecured promissory note in the amount of $1,000,000 to our Sponsor, $400,000 of which is outstanding as of the date hereof. If the Company completes its Business Combination, the Company would repay such loaned amounts out of the proceeds of the trust account released to it. Otherwise, such loans would be repaid only out of funds held outside the trust account. In the event that the Business Combination does not close, the Company may use a portion of the working capital held outside the trust account to repay such loaned amounts but no proceeds from the trust account would be used to repay such loaned amounts. Up to $2,000,000 of such loans (including the loan from our Sponsor) may be convertible into warrants of the post-Business Combination entity at a price of $1.00 per warrant at the option of the lender. The warrants would be identical to the Placement Warrants discussed above, though the sponsor loan warrants would be identical to the public warrants, except that they would not be redeemable by the Company and would be exercisable on a cashless basis. Other than the currently existing loan from our sponsor, the terms of such loans by the Company’s sponsor, officers and directors, if any, have not been determined and no written agreements exist with respect to such loans.

If any of our officers or directors becomes aware of a business combination opportunity that falls within the line of business of any entity to which he or she has then current fiduciary or contractual obligations, he or she may be required to present such business combination opportunity to such entity prior to presenting such business combination opportunity to us. Certain of our executive officers and directors currently have certain relevant fiduciary duties or contractual obligations that may take priority over their duties to us.

We have agreed to pay our Chief Investment Officer $12,500 per month until the earlier of our liquidation or the consummation of our initial business combination.

We have entered into an Administrative Services Agreement pursuant to which we will pay our sponsor, an affiliate of our Executive Chairman and our Chief Executive Officer, a total of $10,000 per month for office space, utilities and secretarial support. Upon completion of our initial business combination or our liquidation, we will cease paying these monthly fees.

As part of the forward purchase contracts we have entered into with our anchor investor and co-anchor investors, we have granted our anchor investor and co-anchor investors the right to each appoint a single observer to our Board of Directors. Such observers will not have voting rights.  Michael Millhouse, a director of our company, was designated by our anchor investor Church Mutual Insurance Company.

Our sponsor, executive officers and directors, or any of their respective affiliates, will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers, directors or our or their affiliates and will determine which expenses and the amount of expenses that will be reimbursed. There is no cap or ceiling on the reimbursement of out-of-pocket expenses incurred by such persons in connection with activities on our behalf.

Prior to the closing of our initial public offering, our sponsor loaned and advanced a total of $319,540 used for a portion of the expenses of the offering. These amounts were non-interest bearing, unsecured and were repaid out of working capital during the quarter ended June 30, 2018.

After our initial business combination, members of our management team who remain with us may be paid consulting, management or other fees from the combined company with any and all amounts being fully disclosed to our stockholders, to the extent then known, in the tender offer or proxy solicitation materials, as applicable, furnished to our stockholders. However, the amount of such compensation may not be known at the time of distribution of such tender offer materials or at the time of a stockholder meeting held to consider our initial business combination, as applicable, as it will be up to the directors of the post-combination business to determine executive and director compensation.

We have entered into a registration rights agreement with respect to the founder shares, private placement warrants and sponsor loan warrants.

PROPOSALS TO BE CONSIDERED BY STOCKHOLDERS

PROPOSAL ONE — ELECTION OF FOUR CLASS I DIRECTORS

Our amended and restated certificate of incorporation provides for a Board of Directors classified into two classes as nearly equal in number as possible, whose terms of office expire in successive years. Our Board of Directors now consists of seven directors as set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Messrs. Bradley, Nelson, Hayden, and Millhouse are nominated for election at this Annual Meeting of stockholders, as Class I directors, to hold office until the annual meeting of stockholders in 2021, or until their successors are duly elected and qualified.

Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the election as directors of each nominee unless any such nominee shall be unavailable, in which case such shares will be voted for a substitute nominee designated by the Board of Directors. We have no reason to believe that any of the nominees will be unavailable or, if elected, will decline to serve.

Nominee Biographies

For biographies of each nominee to serve as a Class I director, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers”.

Required Vote

The four nominees receiving the highest number of affirmative votes shall be elected as directors. You may withhold votes from any or all nominees. Abstention and broker non-votes will have no effect on this proposal.

Recommendation

Our Board of Directors recommends a vote “FOR” the election to the Board of Directors of each of the abovementioned nominees to serve until the 2021 annual meeting of stockholders or until his successor is duly elected and qualify.

PROPOSAL TWO — RATIFICATION OF APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

We are asking the stockholders to ratify the Audit committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2019. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the stockholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2019, our audit committee may reconsider the selection of Marcum as our independent registered public accounting firm.

Marcum has audited our financial statements for the fiscal year ended December 31, 2018. No representative of Marcum is expected to be present at the Annual Meeting. The following is a summary of fees paid or to be paid to Marcum for services rendered.

Audit Fees.    Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings.  The aggregate fees of Marcum related to audit and review services in connection with our initial public offering totaled approximately $54,089 and $26,500 for the fiscal years ended December 31, 2018 and December 31, 2017, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.

Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the fiscal years ended December 31, 2018 and December 31, 2017, we did not pay Marcum any audit-related fees.

Tax Fees.    We did not pay Marcum for tax return services, planning and tax advice for the fiscal years ended December 31, 2018 and December 31, 2017.

All Other Fees.    We did not pay Marcum for any other services for the years ended December 31, 2018 and December 31, 2017.

Our Audit committee has determined that the services provided by Marcum are compatible with maintaining the independence of Marcum as our independent registered public accounting firm.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Vote Required

The ratification of the appointment of Marcum requires the vote of a majority of votes cast by holders of the shares of our common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have no effect on the outcome of the vote on this matter.

Recommendation

Our Board of Directors recommends a vote “FOR” the ratification of the selection by the audit committee of Marcum as our independent registered public accounting firm for the fiscal year ending December 31, 2019.

OTHER MATTERS

Submission of Stockholder Proposals for the 2020 Annual Meeting

We anticipate that the 2020 annual meeting of stockholders will be held no later than December 31, 2020. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the stockholders at our 2020 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its offices at 3601 N Interstate 10 Service Rd W, Metairie, Louisiana 70002 no later than August 25, 2020.

In addition, our bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to us not less than 90 days and not more than 120 days prior to the date for the preceding year’s annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within 45 days before or after such anniversary date, notice by the stockholder to be timely must be so received not earlier than the opening of business on the 120th day before the meeting and not later than the later of (x) the close of business on the 90th day before the meeting or (y) the close of business on the 10th day following the day on which public announcement of the date of the annual meeting is first made by us. Accordingly, for our 2020 Annual Meeting, assuming the meeting is held on or about December 23, 2020, notice of a nomination or proposal must be delivered to us no later than September 24, 2020 and no earlier than August 25, 2020. Nominations and proposals also must satisfy other requirements set forth in the bylaws. The Executive Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Solicitation of Proxies

In connection with this Annual Meeting, proxies are solicited from our stockholders. United States federal securities laws require us to send you this Proxy Statement and specify the information required to be contained in it. This solicitation of proxies is being made by the Board of Directors of the Company and all expenses of this solicitation will be borne by the Company. These costs will include, among other items, the expense of preparing, assembling, printing and mailing the proxy materials to stockholders of record and beneficial owners, and reimbursements paid to brokerage firms, banks and other fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owner’s voting instructions. In addition to soliciting proxies by mail, our directors and officers may solicit proxies on behalf of the Board of Directors, without additional compensation, personally or by telephone. We may also solicit proxies by email from stockholders who are our affiliates or who previously requested to receive proxy materials electronically. In addition, the Company has retained Saratoga Proxy Consulting LLC (“Saratoga”) to solicit proxies in connection with this Annual Meeting. Under our agreement with Saratoga, Saratoga will receive a fee of up to $5,000 plus the reimbursement of reasonable expenses. Saratoga may solicit proxies by mail, telephone, facsimile or email.

Householding Information

Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

•        If the shares are registered in the name of the stockholder, the stockholder should contact us at our offices at 3601 N Interstate 10 Service Rd W, Metairie, Louisiana 70002, to inform us of his or her request; or

•        If a bank, broker or other nominee holds the shares, the stockholder should contact the bank, broker or other nominee directly.

Where You Can Find More Information

We file annual and quarterly reports and other reports and information with the Securities and Exchange Commission. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the Securities and Exchange Commission’s website, located at http://www.sec.gov. We will provide without charge to you, upon written or oral request, a copy of the reports and other information filed with the Securities and Exchange Commission.

Any requests for copies of information, reports or other filings with the Securities and Exchange Commission should be directed to Tiberius Acquisition Corporation, 3601 N Interstate 10 Service Rd W, Metairie, Louisiana 70002, Attn: Chief Financial Officer.

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

Vote by Internet – QUICK ★★★ EASY
IMMEDIATE – 24 Hours a Day, 7 Days a Week or by Mail

TIBERIUS ACQUISITION CORPORATION

Your Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet must be received by 11:59 p.m., Eastern Time, on December 22, 2019.

INTERNET/MOBILE — www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY.

PROXY

Please mark your votes like this **X**

   Election of Class I Directors:

   (1) C. Allen Bradley
   (2) Senator E. Benjamin Nelson
   (3) John W. Hayden
   (4) Michael Millhouse

   FOR ALL ☐ WITHHOLD ALL ☐ FOR ALL EXCEPT* ☐

   FOR ☐ AGAINST ☐ ABSTAIN ☐

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Instruction: To withhold authority to vote for any individual nominee, mark the "For all Except" box above and write that nominee's name on the line provided below.

____

CONTROL NUMBER

Signature________________________ **Signature, if held jointly**________________________ **Date**____________, **2019**

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign in full corporate name by duly authorized officer, giving full title as such. If a partnership, please sign in partnership name by authorized person.

TIBERIUS ACQUISITION CORPORATION

This Proxy Statement and the 2018 Annual Report on Form 10-K are available at: http://www.tiberiusco.com/proxy-materials-2019-annual-meeting/

Vote Your Proxy by mail: **Mark, sign and date your proxy card and return it in the postage-paid envelope provided.**

▲ FOLD HERE · DO NOT SEPARATE · INSERT IN ENVELOPE PROVIDED ▲

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

TIBERIUS ACQUISITION CORPORATION

The undersigned hereby appoints Michael T. Gray and Bryce Quin, and each of them, proxies and attorneys-in-fact, each with the power of substitution and revocation, and hereby authorizes each to represent and vote, as designated below, all the shares of common stock of Tiberius Acquisition Corporation (the “Company”) held of record by the undersigned at the close of business on November 15, 2019 at the Annual Meeting of Stockholders to be held at the offices of Ellenoff Grossman & Schole LLP, located at 1345 Avenue of the Americas, 11th Floor, New York, New York on December 23, 2019, at 10:30 a.m., local time, or any adjournment or postponement thereof (the “Meeting”) and authorizes and instructs said proxies to vote in the manner directed below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH NOMINEE AND “FOR” PROPOSAL TWO. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS OF THE MEETING.

(Continued and to be marked, dated and signed, on the other side)